UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      February 23, 2005

ENCISION, INC.

(Exact name of registrant as specified in its charter)

Colorado	0-28604	84-1162056

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6797 Winchester Circle, Boulder, Colorado		80301

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code     (303) 444-2600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.1   Entry into a Material Definitive Agreement

 “On February 23, 2005, the Board of Directors of Encision Inc. (the “Company”) approved the adoption of the Company’s Amended and Restated 1997 Stock Option Plan (the “Plan”), which is substantially the same as the Company’s 1997 Stock Option Plan. The Plan amended the 1997 Stock Option Plan to clarify that all options granted under the Plan will accelerate and become fully vested and exercisable in the event of a change in control of the Company (as defined in the Plan), and to make certain other clarifying changes to non-material terms of the Plan.”

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENCISION, INC.

(Registrant)

Date March 1, 2005
/s/ MARCIA K. McHAFFIE

Marcia K. McHaffie
Controller
Principal Accounting Officer